UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       THE SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: April 3, 2003

                            ENERGIZER HOLDINGS, INC.
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             (Exact name of Registrant as specified in its charter)

              MISSOURI           1-15401            No. 43-1863181
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           (State or Other     (Commission          (IRS Employer
           Jurisdiction of     File Number)         Identification
            Incorporation)                             Number)
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    533 MARYVILLE UNIVERSITY DRIVE, ST. LOUIS, MO           63141
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       (Address of Principal Executive Offices)          (Zip Code)

                                 (314) 985-2000
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              (Registrant's telephone number, including area code)

Item  2.  Acquisition  or  Disposition  of  Assets.

On March 28, 2003, the registrant and its affiliated subsidiaries completed the acquisition of the worldwide Schick Wilkinson-Sword business (the "SWS Business") of Pfizer, Inc. The SWS Business is engaged in the business of researching, developing, manufacturing, marketing, distributing and selling men's and women's shaving products and systems, as well as manicure, toiletry and sword products. The assets acquired included the capital stock of approximately 10 Pfizer subsidiaries engaged in the SWS Business, as well as manufacturing and other operating assets of the SWS Business in approximately 30 other countries worldwide, for an aggregate purchase price of Nine Hundred and Thirty Million Dollars ($930,000,000), subject to adjustment to reflect working capital of the SWS Business as of closing. Following the acquisition, registrant intends to continue the operation of the SWS Business. Registrant obtained the funds for the acquisition through a combination of borrowings or receipts under (i) a 364-Day Bridge Term Loan Credit Agreement, (ii) a 5-Year Revolving Credit Agreement, (iii) a 364-Day Credit Agreement, and (iv) an Asset Securitization Receivable Purchase Agreement, as well as through cash on hand.

Registrant has not included in this Current Report on Form 8-K the financial statements of the SWS Business and pro forma financial information required by
Item 7 to Form 8-K, but will file such statements and information in an additional Form 8-K Report not later than 75 days following March 28, 2003.

Item  7.  Exhibits,  Financial  Statement  Schedules,  and  Reports on Form 8-K.

(i) The following exhibits (listed by numbers corresponding to the Exhibit Table of Item 601 in Regulation S-K) are hereby incorporated by reference to registrant's Post-Effective Amendment No. 1 to Form 10, filed April 19, 2000.

99(i)     Debt Assignment, Assumption and Release Agreement by and among Ralston
Purina  Company,  Energizer  Holdings,  Inc.  and  Bank  One,  N.A.

99(ii)     5-Year  Revolving Credit Agreement between Ralston Purina Company and
Bank  One,  N.A.

99(iii)     364-Day  Credit  Agreement  between  Ralston Purina Company and Bank
One,  N.A.

99(iv)     Asset  Securitization Receivable Purchase Agreement between Energizer
Holdings,  Inc.,  Falcon  Asset  Securitization  Corporation  and Bank One, N.A.

(ii) The following exhibits (listed by numbers corresponding to the Exhibit Table of Item 601 in Regulation S-K) are hereby incorporated by reference to registrant's Quarterly Report on Form 10Q for the Quarter Ended December 31, 2002.

2     Stock  and  Asset  Purchase  Agreement  between  Pfizer Inc. and Energizer
Holdings,  Inc.

99(v)     364-Day  Bridge  Term  Loan Credit Agreement among Energizer Holdings,
Inc., various lenders, Bank One, N.A. as Administrative Agent, and Bank of America, N.A. as Syndication Agent.


SIGNATURES:

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


ENERGIZER  HOLDINGS,  INC.




By: /s/ Daniel J. Sescleifer
Daniel J. Sescleifer
Executive Vice President and Chief Financial Officer

Dated:  April 3, 2003